UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

Commission file number 1-8777

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	95-1613718

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2027 Harpers Way, Torrance, California	90501

(Address of principal executive officer)	(Zip Code)

Registrant’s telephone number, including area code (310) 533-0474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2004, Virco Mfg Corporation (the “Company”) and Wells Fargo Bank, N.A. (the “Bank”) entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement between the Company and the Bank, dated as of January 27, 2004 (the “Credit Facility”).

The Amendment amended the Credit Facility to provide for a $20 million term loan and a $40 million revolving credit facility, with an interest rate equal to prime plus 1.5%, subject to reduction depending on the satisfaction of certain criteria set forth in the Amendment.

The Amendment eliminates certain leverage ratio and interest coverage ratio tests in the Credit Agreement, including:

•	the “total liabilities to total tangible net worth” test set forth in Section 5.12 of the Credit Agreement;

•	the “adjusted EBITDA coverage ratio” test set forth in Section 5.13 of the Credit Agreement; and

•	the “Leverage Ratio” test set forth in Section 5.14 of the Credit Agreement.

In addition, the Amendment imposes an annual clean down, requiring the Company to reduce its outstanding obligations under the amended credit facility to $20 million or less for at least 75 consecutive calendar days per fiscal year of the Company (which, consistent with past practices, the Company intends to do in the fourth quarter of each fiscal year) and revises the Company’s Minimum EBITDA test to provide that the Company’s “Consolidated EBITDA”, measured as of the end of each fiscal quarter of each fiscal year, must not be less than the required amounts set forth in the following table for the applicable periods set forth below:

Applicable Period	Amount
As of the end of the first fiscal quarter of each fiscal year for the three month period then ended	($4,000,000)
As of the end of the second fiscal quarter of each fiscal year for the six month period then ended	$6,000,000
As of the end of the third fiscal quarter of each fiscal year for the nine month period then ended	$15,000,000
As of the end of each fiscal year for the twelve month period then ended	$13,000,000

A copy of the Amendment is attached hereto as exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 26, 2005, the Company issued a press release entitled “Virco Completes Financing Arrangement for Fiscal 2005”. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Exhibits.

99.1	Press Release issued by Virco Mfg. Corporation on January 26, 2005.

99.2	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 21, 2005, between Virco Mfg. Corporation and Wells Fargo Bank, National Association.

99.3	Restated Exhibit A-1 – Form of Line of Credit Note.

99.4	Restated Exhibit A-2 – Form of Term Note.

99.5	Restated Exhibit C – Compliance Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
January 26, 2005	By:	/s/ Robert A. Virtue
Robert A. Virtue
Chief Executive Officer and Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Virco Mfg. Corporation on January 26, 2005.

99.2	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 21, 2005, between Virco Mfg. Corporation and Wells Fargo Bank, National Association.

99.3	Restated Exhibit A-1-Form of Line of Credit Note.

99.4	Restated Exhibit A-2-Form of Term Note.

99.5	Restated Exhibit C-Compliance Certificate.